UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☐  Filed by a Party other than the Registrant ☑

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☐       Preliminary Proxy Statement
☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials ;
☑       Soliciting Material Pursuant to §240.14a-12

THE PHOENIX COMPANIES, INC.
(Name of the Registrant as Specified In Its Charter)

OLIVER PRESS PARTNERS, LLC
OLIVER PRESS INVESTORS, LLC
AUGUSTUS K. OLIVER
CLIFFORD PRESS
DAVENPORT PARTNERS, L.P.
JE PARTNERS, L.P.
OLIVER PRESS MASTER FUND, L.P.
JOHN CLINTON
CARL SANTILLO
(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 14, 2008, various soliciting materials were posted to http://www.raisethephoenix.com. Copies of such materials are filed herewith as Exhibit 1.

Oliver Press Partners, LLC

Raise the Phoenix

Welcome

Welcome to RaiseThePhoenix.com. As one of the largest shareholders of The Phoenix Companies, we have developed this website to keep fellow shareholders informed of our effort to help Phoenix realize what we believe could be its full potential. For the nearly seven years that Phoenix has been a public company, its Board of Directors has presided over a falling stock price, a series of ratings downgrades, low return on equity, high operating expenses and what we believe is excessive management compensation. It is time for a new voice in the Board room to speak up for your interests.

Therefore, we have nominated three individuals who we think are highly qualified to serve on the Phoenix Board. If elected, we expect our nominees to immediately seek a complete strategic review of all the Company’s businesses, to push for steps to deal with the Company’s high operating cost structure, and to provide for more rigorous oversight of the Company’s compensation practices. We need your support for this effort. When our proxy is available, we hope that you will vote for our nominees to help protect your investment.

We encourage you to read all of the materials on this website and to continue to visit often as it will be updated frequently.

By using this website (including by accessing any information provided on or through this website), you indicate that you have read and agree to the terms and conditions set forth in our Terms of Use, Legal Disclaimers and Privacy Policy.

Oliver Press Partners, LLC

Raise the Phoenix

The Situation

Dear Fellow Phoenix Companies Shareholder:

We are writing to you as a shareholder of The Phoenix Companies, Inc. In the next few weeks, you will be receiving materials related to the 2008 Annual Meeting of Phoenix’s shareholders, which has been scheduled to take place on May 2, 2008.

You may be aware that our investment firm, Oliver Press Partners, LLC, owns nearly 5.7 million shares of The Phoenix Companies and is one of the company’s three largest shareholders. We are leading an initiative to elect three new independent Directors to the Board. Collectively, these nominees have substantial insurance industry expertise and significant stock ownership, so their interests are aligned with yours. They would bring an independent perspective that would help to focus the Board on the best interests of shareholders and policyholders like you.

We are very concerned about the direction in which Phoenix is heading as discussed in this letter and believe that this year it is particularly important that you vote for the election of new Directors to halt any further decline in the company’s fortunes and to prevent further deterioration in the ratings of Phoenix Life Insurance Company or its affiliates. Oliver Press Partners urges you to take advantage of this opportunity to change the composition of the Board, and believes this change will benefit all shareholders.

HISTORY OF THE PHOENIX COMPANIES

You may remember that The Phoenix Companies converted from a mutual insurance company to a public company through an Initial Public Offering at $17.50 per share on June 19, 2001. At that time, existing policyholders of the Phoenix Home Life Mutual Insurance Company received 54% of the shares in the company, and new public shareholders purchased the remaining 46%.

PHOENIX COMPANIES SHARES HAVE DECLINED BY 37% SINCE 2001

Unfortunately, since becoming a public company, the price of Phoenix’s stock has declined substantially. On March 7, 2008, it closed at $10.91 per share, a decline of 37% over the past nearly seven years. During this same general period, the stocks of other life insurance companies that converted from mutual to stock ownership have appreciated handsomely. The following graph shows the performance of other life insurance companies that converted from mutual to stock ownership in this period from the date of the conversion through the present or the date of sale of the company, where applicable.

PHOENIX STOCK UNDERPERFORMS ITS COMPETITIORS

Not only has Phoenix’s stock price fallen, but the company’s insurance rating has been downgraded on five separate occasions since the IPO by major rating agencies, which affects the security of its policies. As the following graph reveals, the financial strength (“claims paying”) rating is now much lower than it was before the conversion from a mutual to a public stock company.

PHOENIX COMPANIES INSURANCE RATING DOWNGRADED FIVE TIMES

DONA YOUNG’S $49 MILLION CONTRACT FOR A “WALK AWAY” PAYOUT

While shareholders and policyholders have suffered declining performance and ratings, the management of the company has been generously paid. Phoenix’s 2008 Proxy statement, which you will shortly be receiving from the company, reveals that Chief Executive Officer Dona Young:

  had her total compensation for 2007 increased to $4.9 million, during a year in which the company’s stock price fell 25.3%.

  now has a total “walk-away” package of compensation arrangements that would pay her no less than $49 million1 if she left the company after a change of control.

At The Phoenix Companies, this compensation generosity is not limited to the CEO. This year’s Phoenix Proxy statement reveals that the Board has permitted the “Supplemental” pension plan for senior executives to grow to $141 million. This plan is a direct unfunded liability of the company that ranks ahead of shareholders.

We believe it is clear that the Board of Directors has failed to exercise effective and responsible oversight on your behalf. Instead, shareholders have been left with losses, policyholders have been left with downgraded ratings for their policies and management has been enriched.

We believe that The Phoenix Companies needs truly independent Directors who will bring accountability to management. Therefore we are proposing three Directors, Carl Santillo, John Clinton, and Augustus Oliver for election at this year’s annual meeting. These candidates all have significant insurance or financial experience. We believe that, collectively, they have deeper, more substantive industry expertise than the three incumbent Board members that we are seeking to replace, who have all been members of the Board’s Compensation Committee during the period that the compensation packages discussed in this letter were approved.

WE NEED YOU TO VOTE FOR NEW DIRECTORS TO PROTECT YOUR INVESTMENT AND SAFEGUARD YOUR POLICY

You might be surprised to learn that the current Board and senior executives of Phoenix — including CEO Dona Young —collectively own barely half of one percent of the stock of the company. In fact, several incumbent directors do not own even a single share of Phoenix stock. The directors that we are proposing have meaningful ownership and interests fully aligned with yours. The election of Directors will take place at Phoenix’s Annual Meeting of shareholders on May 2, 2008. This meeting will provide an important opportunity for you to vote for new, independent Directors.In the next few weeks, you will receive materials from us showing you how to vote for the new Directors on the WHITE card. Please note that these materials will be separate from the materials you receive from The Phoenix Companies, recommending that you vote for their incumbent directors. We encourage you not to return any Blue card that Phoenix may send to you.

Remember, the Board of The Phoenix Companies does not appoint its Directors, they must be elected by shareholders. This year you have a real choice, and can vote for new Directors nominated by Oliver Press Partners who are independent and aligned with your interests.

In order to cast your vote for the new Directors, you can simply complete the WHITE proxy card that you will receive shortly and return it as instructed. In the meanwhile, you can learn more about Phoenix’s performance issues, our proposals to address these issues, and our Board candidates at www.RaiseThePhoenix.com.

We appreciate your support, and if you need assistance or have any questions, please call our Proxy Solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Sincerely,

Augustus K. Oliver	Clifford Press

If you have any questions or require assistance in voting your WHITE proxy card, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or Toll Free: (800) 322-2885

ADDITIONAL INFORMATION

Oliver Press Partners, LLC (“Oliver Press”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Oliver Press will prepare and file with the SEC a definitive proxy statement and may file other solicitation materials. THE PHOENIX COMPANIES, INC.’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. Shareholders may also obtain free copies of the proxy statement and other documents filed by Oliver Press in connection with the annual meeting by directing a request to: MacKenzie Partners, Inc. by calling Toll-Free (800) 322-2885 or by e-mail at phoenixproxy@mackenziepartners.com.

OLIVER PRESS PARTICIPANT INFORMATION

IN ACCORDANCE WITH RULE 14A-12(A)(1)(I) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF SHAREHOLDERS AND THEIR INTERESTS ARE SET FORTH IN THE PRELIMINARY PROXY STATEMENT THAT WAS FILED BY OLIVER PRESS WITH THE SEC.

(1) Includes Pension, Supplemental Pension, Excess Investment Plan, Deferred Restricted Stock Units, Deferred Dividends, Base Severance, Incentive Severance, 2007 Annual Incentive, 2005-2007 LTIP, 2006-2008 LTIP, 2007-2009 LTIP, Unvested Performance-Contingent RSU’s, Unvested Service-Based RSU’s, Unvested Stock Options, Incremental Non-Qualified Company Match, Non-Qualified Pension Lump Sum, and 280G Tax Gross-Up (for excise taxes on Excess Parachute Payments).

Oliver Press Partners, LLC

Raise the Phoenix

About Us

Oliver Press Partners, LLC was founded in 2005 by Augustus K. Oliver and Clifford Press and manages several investment funds including, Davenport Partners, L.P., JE Partners, L.P. and Oliver Press Master Fund, L.P. OPP’s investment strategy is to take significant positions in undervalued and underperforming companies and to pursue the adoption of strategic initiatives to enhance value for all stockholders. In the case of The Phoenix Companies, OPP believes that the election of the three independent directors it has proposed will truly bring accountability to management and, collectively, provide deeper, more substantive industry expertise than the three incumbent Board members.

Oliver Press Partners, LLC

Raise the Phoenix

Our Nominees

Augustus K. Oliver

Gus is a graduate of Yale University and American University Law School. He began his career as a lawyer with Skadden, Arps, Slate, Meagher & Flom, becoming a partner in 1983. In 1984, he became a partner of the investment firm Gollust, Tierney and Oliver and its principal investment partnership, Coniston Partners, which engaged in the same investment strategy as Oliver Press. In 1999, he became a partner of WaterView Advisors, the investment manager for two companion private equity investment partnerships. In 2005, he formed Oliver Press with Clifford Press. Gus is currently a director of Scholastic Corp. and Comverse Technology, Inc. He is also a director of Lincoln Center Theater and lives in New York City.

John Clinton

John started his career at KPMG and then worked at Dillon Read from 1981 to 1987. He has been the Managing Partner of CCP Equity Partners since 1991. Throughout his career John has been active with numerous public and private specialty insurance companies. Since 2007, John has worked as a principal of Farmington Capital Partners, Hartford, Connecticut, a merchant banking and financial advisory firm that works with insurance and financial services enterprises. He is a Certified Public Accountant and a Chartered Property and Casualty Underwriter, and earned his BA in Economics from Amherst College and holds an MBA from New York University’s Stern School of Business. John serves on the board of the YMCA of Metropolitan Hartford and the Pastoral Counseling Center of West Hartford. John lives near Hartford in Avon, CT.

Carl Santillo

Carl had a successful 30 year career as an insurance industry executive, in a series of management roles of increasing responsibility culminating as the Chairman, Chief Executive Officer and President of American General Life and Accident the principal operating subsidiary of American General Corporation. American General was sold to American International Group (“AIG”) in 2001 for $23 billion. Carl stayed on as an Executive Vice President of AIG until 2002, but since that time he has been principally engaged in charitable activities. From 2003 to 2006 he was Chairman of the Board of Goodwill of Greater Washington, and is now active in Habitat for Humanity. Carl lives in Alexandria, VA.

Name of Beneficial	Class of Capital	Shares of Common Stock	Percent of Outstanding
Owner	Stock	Beneficially Owned	Common Stock

Augustus K. Oliver	Common Stock	5,688,206(1)	4.98%

John Clinton	Common Stock	10,000	*

Carl Santillo	Common Stock	10,000	*

* Less than 1%

(1) This number represents 76,860 shares of Common Stock held by Davenport Partners, L.P. (“Daveport”), 4,908,375 shares of Common Stock held by JE Partners, L.P. (“JE”) and 702,971 shares of Common Stock held by Oliver Press Master Fund, L.P. (“OPM”). Oliver Press, as the investment adviser to Davenport, JE and OPM has the power to vote and to dispose of all of the shares that they hold. Oliver Press Investors, LLC, as the general partner of Davenport, JE and OPM, and Augustus K. Oliver and Clifford Press, as the Managing Members of Oliver Press and Oliver Press Investors, share the power to vote and to dispose of all of such shares.

Oliver Press Partners, LLC

Raise the Phoenix

Press Releases

Date	Title

03.10.08	Oliver Press Partners Sends Letter To Phoenix Companies’ 225,000
Shareholders

02.07.08	Oliver Press Partners Comments On the Phoenix Companies Announcement

01.28.08	Oliver Press Partners Nominates Three Directors to Phoenix Companies’ Board

Oliver Press Partners, LLC

Raise the Phoenix

Press Releases

OLIVER PRESS PARTNERS SENDS LETTER TO PHOENIX COMPANIES’ 225,000 SHAREHOLDERS

NEW YORK, NY, March 10, 2008 – Oliver Press Partners, LLC, a New York based investment management firm whose funds own approximately 5% of The Phoenix Companies, Inc.’s (NYSE:PNX) common stock, today sent the following letter to the 225,000 shareholders of The Phoenix Companies in which it announced the commencement of its campaign to elect three independent director nominees at the Company's 2008 Annual Meeting of Stockholders, which has been scheduled for May 2, 2008.

Clifford Press of Oliver Press Partners said, “Since The Phoenix Companies went public in 2001, shareholders have lost more than $700 million in value, yet the senior executives have special supplemental pension benefits that have accumulated to $141 million and the CEO stands to receive a $49 million “walk-away” pay-out when she leaves. Congressman Waxman addressed the issue of executive compensation at Congressional Hearings this past week. By electing the three independent directors that we have recommended at the upcoming annual meeting on May 2, 2008, The Phoenix Companies shareholders will be able to have a voice in addressing this issue.”

The full text of the letter follows:

March 10, 2008

Dear Fellow Phoenix Companies Shareholder:

We are writing to you as a shareholder of The Phoenix Companies, Inc. In the next few weeks, you will be receiving materials related to the 2008 Annual Meeting of Phoenix’s shareholders, which has been scheduled to take place on May 2, 2008.

You may be aware that our investment firm, Oliver Press Partners, LLC, owns nearly 5.7 million shares of The Phoenix Companies and is one of the company’s three largest shareholders. We are leading an initiative to elect three new independent Directors to the Board. Collectively, these nominees have substantial insurance industry expertise and significant stock ownership, so their interests are aligned with yours. They would bring an independent perspective that would help to focus the Board on the best interests of shareholders and policyholders like you.

We are very concerned about the direction in which Phoenix is heading as discussed in this letter and believe that this year it is particularly important that you vote for the election of new Directors to halt any further decline in the company’s fortunes and to prevent further deterioration in the ratings of Phoenix Life Insurance Company or its affiliates. Oliver Press Partners urges you to take advantage of this opportunity to change the composition of the Board, and believes this change will benefit all shareholders.

HISTORY OF THE PHOENIX COMPANIES

You may remember that The Phoenix Companies converted from a mutual insurance company to a public company through an Initial Public Offering at $17.50 per share on June 19, 2001. At that time, existing policyholders of the Phoenix Home Life Mutual Insurance Company received 54% of the shares in the company, and new public shareholders purchased the remaining 46%.

PHOENIX COMPANIES SHARES HAVE DECLINED BY 37% SINCE 2001

Unfortunately, since becoming a public company, the price of Phoenix’s stock has declined substantially. On March 7, 2008, it closed at $10.91 per share, a decline of 37% over the past nearly seven years. During this same general period, the stocks of other life insurance companies that converted from mutual to stock ownership have appreciated handsomely. The following graph shows the performance of other life insurance companies that converted from mutual to stock ownership in this period from the date of the conversion through the present or the date of sale of the company, where applicable.

PHOENIX STOCK UNDERPERFORMS ITS COMPETITIORS

Not only has Phoenix’s stock price fallen, but the company’s insurance rating has been down-graded on five separate occasions since the IPO by major rating agencies, which affects the security of its policies. As the following graph reveals, the financial strength (“claims paying”) rating is now much lower than it was before the conversion from a mutual to a public stock company.

PHOENIX COMPANIES INSURANCE RATING DOWNGRADED FIVE TIMES

DONA YOUNG’S $49 MILLION CONTRACT FOR A “WALK AWAY” PAYOUT

While shareholders and policyholders have suffered declining performance and ratings, the management of the company has been generously paid. Phoenix’s 2008 Proxy statement, which you will shortly be receiving from the company, reveals that Chief Executive Officer Dona Young:

  had her total compensation for 2007 increased to $4.9 million, during a year in which the company’s stock price fell 25.3%.

  now has a total “walk-away” package of compensation arrangements that would pay her no less than $49 million1 if she left the company after a change of control.

At The Phoenix Companies, this compensation generosity is not limited to the CEO. This year’s Phoenix Proxy statement reveals that the Board has permitted the “Supplemental” pension plan for senior executives to grow to $141 million. This plan is a direct unfunded liability of the company that ranks ahead of shareholders.

We believe it is clear that the Board of Directors has failed to exercise effective and responsible oversight on your behalf.

Instead, shareholders have been left with losses, policyholders have been left with downgraded ratings for their policies and management has been enriched.

We believe that The Phoenix Companies needs truly independent Directors who will bring accountability to management. Therefore we are proposing three Directors, Carl Santillo, John Clinton, and Augustus Oliver for election at this year’s annual meeting. These candidates all have significant insurance or financial experience. We believe that, collectively, they have deeper, more substantive industry expertise than the three incumbent Board members that we are seeking to replace, who have all been members of the Board’s Compensation Committee during the period that the compensation packages discussed in this letter were approved.

WE NEED YOU TO VOTE FOR NEW DIRECTORS TO PROTECT YOUR INVESTMENT AND SAFEGUARD YOUR POLICY

You might be surprised to learn that the current Board and senior executives of Phoenix — including CEO Dona Young —collectively own barely half of one percent of the stock of the company. In fact, several incumbent directors do not own even a single share of Phoenix stock. The directors that we are proposing have meaningful ownership and interests fully aligned with yours.

The election of Directors will take place at Phoenix’s Annual Meeting of shareholders on May 2, 2008. This meeting will provide an important opportunity for you to vote for new, independent Directors.

In the next few weeks, you will receive materials from us showing you how to vote for the new Directors on the WHITE card. Please note that these materials will be separate from the materials you receive from The Phoenix Companies, recommending that you vote for their incumbent directors. We encourage you not to return any Blue card that Phoenix may send to you.

Remember, the Board of The Phoenix Companies does not appoint its Directors, they must be elected by shareholders. This year you have a real choice, and can vote for new Directors nominated by Oliver Press Partners who are independent and aligned with your interests.

In order to cast your vote for the new Directors, you can simply complete the WHITE proxy card that you will receive shortly and return it as instructed. In the meanwhile, you can learn more about Phoenix’s performance issues, our proposals to address these issues, and our Board candidates at www.RaiseThePhoenix.com.

We appreciate your support, and if you need assistance or have any questions, please call our Proxy Solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Sincerely,

Augustus K. Oliver	Clifford Press

About Oliver Press Partners, LLC

Oliver Press Partners, LLC was founded in 2005 by Augustus K. Oliver and Clifford Press and manages several investment funds including, Davenport Partners, L.P., JE Partners, L.P. and Oliver Press Master Fund, L.P.

Contacts:	For Investors and Analysts:
Oliver Press Partners, LLC	MacKenzie Partners, Inc.
Augustus K. Oliver	Larry Dennedy
Managing Member	(212) 929-5239
(212) 277-5654
goliver@oliverpressllc.com	Daniel Burch
(212) 929-5748
Clifford Press
Managing Member
(212) 277-5635
cpress@oppllc.com

Sard Verbinnen & Co.
Stephanie Pillersdorf
(212) 687-8080

ADDITIONAL INFORMATION

Oliver Press Partners, LLC (“Oliver Press”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Oliver Press will prepare and file with the SEC a definitive proxy statement and may file other solicitation materials. THE PHOENIX COMPANIES, INC.’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. Shareholders may also obtain free copies of the proxy statement and other documents filed by Oliver Press in connection with the annual meeting by directing a request to: MacKenzie Partners, Inc. by calling Toll-Free (800) 322-2885 or by e-mail at phoenixproxy@mackenziepartners.com.

OLIVER PRESS PARTICIPANT INFORMATION

IN ACCORDANCE WITH RULE 14A-12(A)(1)(I) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF SHAREHOLDERS AND THEIR INTERESTS ARE SET FORTH IN THE PRELIMINARY PROXY STATEMENT THAT WAS FILED BY OLIVER PRESS WITH THE SEC.

1. Includes Pension, Supplemental Pension, Excess Investment Plan, Deferred Restricted Stock Units, Deferred Dividends, Base Severance, Incentive Severance, 2007 Annual Incentive, 2005-2007 LTIP, 2006-2008 LTIP, 2007-2009 LTIP, Unvested Performance-Contingent RSU’s, Unvested Service-Based RSU’s, Unvested Stock Options, Incremental Non-Qualified Company Match, Non-Qualified Pension Lump Sum, and 280G Tax Gross-Up (for excise taxes on Excess Parachute Payments).

< back

Oliver Press Partners, LLC

Raise the Phoenix

Press Releases

OLIVER PRESS PARTNERS COMMENTS ON THE PHOENIX COMPANIES ANNOUNCEMENT

NEW YORK, NY, February 7, 2008 – Oliver Press Partners, LLC, a New York based investment management firm whose funds own approximately 5% of The Phoenix Companies, Inc.’s (NYSE:PNX) common stock, issued the following statement in relation to Phoenix’s announcement this morning that it intends to spin off its asset management subsidiary, Phoenix Investment Partners ("PXP"), to Phoenix’s shareholders.

"We are gratified that the views of leading shareholders have finally convinced the Phoenix Board to pursue the first step in our value recovery plan. We are convinced that with the unsuccessful diversion into Asset Management now out of the way, the opportunity is at hand to correct the core issues that have resulted in the declining ratings and low ROE of this company - inefficient capital allocation in the closed book, and excessive cost and overhead structure. We believe that the election of the three nominees that we have recommended at the upcoming annual meeting on May 2, 2008 will best ensure the successful completion of this value recovery program."

About Oliver Press Partners, LLC

Oliver Press Partners, LLC was founded in 2005 by Augustus K. Oliver and Clifford Press and manages several investment funds including, Davenport Partners, L.P., JE Partners, L.P. and Oliver Press Master Fund, L.P.

ADDITIONAL INFORMATION

Oliver Press Partners, LLC ("Oliver Press"), together with the other Participants (as defined below), intends to make a preliminary filing with the Securities and Exchange Commission ("SEC") of a proxy statement and accompanying white proxy card to be used to solicit votes for the election of its slate of director nominees at the 2008 annual meeting of stockholders of The Phoenix Companies, Inc., a Delaware corporation (the "Company").

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

In addition, stockholders may receive without charge a proxy statement, white proxy card and related materials from Oliver Press as soon as they are available. Requests for copies should be directed to MacKenzie Partners, Inc. by calling Toll-Free 800-322-2885 or by email at phoenixproxy@mackenziepartners.com.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are anticipated to be Oliver Press, Oliver Press Investors, LLC ("OPI"), Augustus K. Oliver, Clifford Press, Davenport Partners, L.P. ("Davenport"), JE Partners, L.P. ("JEP"), Oliver Press Master Fund, L.P. ("OPM"), John Clinton and Carl Santillo (collectively, the "Participants"). As of February 6, 2008, Davenport beneficially owned 76,860 shares of common stock of the Company (the "Shares"), JEP beneficially owned 4,908,375 Shares and OPM beneficially owned 702,971 Shares, constituting in the aggregate approximately 4.98% of the outstanding Shares. OPI is the general partner of Davenport, JEP and OPM. Oliver Press is the investment advisor to each of Davenport, JEP and OPM. Augustus K. Oliver and Clifford Press are each managing members of Oliver Press and OPI. By virtue of these relationships, Oliver Press, OPI, and Messrs. Oliver and Press may be deemed to beneficially own the 5,688,206 Shares collectively owned by Davenport, JEP and OPM. Currently, Messrs. Clinton and Santillo each own 10,000 Shares. As members of a "group" for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, they are each deemed to beneficially own the 5,688,206 Shares owned by Davenport, JEP and OPM, and together with their 20,000 Shares the aggregate ownership would constitute approximately 4.99% of the outstanding Shares.

Contacts:	For Investors and Analysts:
Oliver Press Partners, LLC	MacKenzie Partners, Inc.
Augustus K. Oliver	Larry Dennedy
Managing Member	(212) 929-5239
(212) 277-5654
goliver@oliverpressllc.com	Daniel Burch
(212) 929-5748
Clifford Press
Managing Member
(212) 277-5635
cpress@oppllc.com

Sard Verbinnen & Co.

David Reno/Stephanie Pillersdorf
(212) 687-8080

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Oliver Press Partners, LLC

Raise the Phoenix

Press Releases

OLIVER PRESS PARTNERS NOMINATES THREE DIRECTORS TO PHOENIX COMPANIES’ BOARD

NEW YORK, NY, January 28, 2008 – Oliver Press Partners, LLC, a New York based investment management firm whose funds own approximately 5% of The Phoenix Companies, Inc.’s (NYSE:PNX) common stock, on Friday, January 25, 2008 sent the following letter to Dona D. Young, Chairman, President and Chief Executive Officer of The Phoenix Companies, nominating Augustus K. Oliver, Carl Santillo and John Clinton to the Company’s Board of Directors:

January 25, 2008

Ms. Dona D. Young
Chairman, President and Chief Executive Officer
The Phoenix Companies, Inc.
One American Row
Hartford, Connecticut 06102-5056

Dear Dona:

It is unfortunate you were not able to find a time to meet with us this month. We had hoped to discuss the issues highlighted in this letter and we remain available to meet with you to do so. We are enclosing with this letter a formal notice, which we are delivering in accordance with Article I, Section 1.10 of the Company’s By-Laws, nominating three candidates for election as Directors at the 2008 Annual Meeting of Stockholders. We are taking this step because we believe strategic and operational changes are needed to enhance value for stockholders and to protect the long term interests of policyholders.

More specifically, we believe new oversight is required to address the following concerns:

  Since Phoenix converted from a mutual company to a stock company in 2001, the company’s stock has consistently underperformed its peers and is trading 40% lower today than its public offering price more than six years ago.

  Over that same time period, the company’s principal life insurance subsidiary has undergone no fewer than five ratings downgrades, compromising the security of the company’s existing policyholders and complicating the company’s efforts to generate new business on profitable terms. In addition, after the most recent downgrade by S&P, the rating on the Company’s senior unsecured debt is now BBB-.

  While both the stock price and the insurance and debt ratings have declined, the Board has endorsed management compensation with so many features that it required 45 pages to describe in last year’s proxy statement and includes, among many other provisions, an unfunded special pension account for senior executives of over $126 million and a “golden parachute” termination plan for the CEO of $30 million.

We believe that candidates with independent perspective such as those whom Davenport Partners, L.P. is nominating would help to focus the Board on the best interests of stockholders and policyholders. The candidates would also provide independent insurance industry expertise. Among the matters that we believe the Board should consider promptly are:

  A complete strategic review of all the company’s businesses with the objective of deploying capital in the most efficient and productive manner possible. The steps which any Board of the company should consider are the sale of the company’s non-insurance business and the monetization of the company’s interest in the ‘closed block’ of insurance that is its legacy as a former mutual company.

  Steps to deal with the company’s cost structure which appears to us to be out of line with comparable companies and puts Phoenix at a competitive disadvantage. The company’s cost structure also lowers its returns to shareholders and is one of the negative factors taken into consideration by the agencies that rate the company’s claims paying ability.

  The restructuring of the balance sheet and improvement of operating efficiency should significantly enhance the company’s ability to expand its basic insurance business and to conduct that business more profitably. Those improvements should result in a higher stock price and a more secure asset base for policyholders.

  The implementation of more rigorous oversight of compensation practices so that executive compensation is based on performance and aligned with shareholders’ interests.

We encourage you and the company’s Board to consider these nominations as a constructive suggestion to enhance the potential of the Company. We believe shareholders and policyholders have been asked to wait too long for a reversal of the long and steady slide of the company’s fortunes.

Sincerely,

Augustus K. Oliver	Clifford Press

About the Three Nominees

Augustus K. Oliver

Mr. Oliver, 58, graduated from Yale University in 1971 and summa cum laude from the American University Law School in 1975. Mr. Oliver started his career at Skadden, Arps, Slate, Meagher & Flom in 1975, becoming a partner in 1983, specializing in mergers acquisitions. In 1984, he joined two former clients to become one of three general partners of Coniston Partners. In 1999 Mr. Oliver joined WaterView Advisors, which managed two private equity funds with investments in media, telecommunications and entertainment businesses, and in 2005 he formed OPP with Clifford Press. Mr. Oliver has served on the Board of Directors of Storer Communications and Flagstar Companies (now Denny’s Inc.), and is currently a director of Scholastic Corporation and Comverse Technology, Inc. He is also a director of the Lincoln Center Theater.

Carl Santillo

Mr. Santillo, 58, is currently a consultant and works part time with Habitat for Humanity and other charitable organizations. Mr. Santillo spent over 30 years as an executive in the insurance industry, most recently with AIG and, prior to that, with American General Insurance Company (until the time of its sale to AIG), Nationwide Insurance Company and Farmers Insurance Company.

John Clinton

Mr. Clinton, 54, is currently the principal of Farmington Capital Partners, Hartford, Connecticut, a merchant banking and financial advisory firm that works with insurance and financial services enterprises. Mr. Clinton is a Certified Public Accountant and a Chartered Property & Casualty Underwriter. He has spent his career in private equity specializing in insurance investments, first at Dillon Read & Co. and later with Conning Capital and CCP Equity Partners.

About Oliver Press Partners, LLC

Oliver Press Partners, LLC was founded in 2005 by Augustus K. Oliver and Clifford Press and manages several investment funds including, Davenport Partners, L.P., JE Partners, L.P. and Oliver Press Master Fund, L.P.

Contacts:	For Investors and Analysts:
Oliver Press Partners, LLC	MacKenzie Partners, Inc.
Augustus K. Oliver	Larry Dennedy
Managing Member	(212) 929-5239
(212) 277-5654
goliver@oliverpressllc.com	Daniel Burch
(212) 929-5748
Clifford Press
Managing Member
(212) 277-5635
cpress@oppllc.com

Sard Verbinnen & Co.

David Reno/Stephanie Pillersdorf
(212) 687-8080

ADDITIONAL INFORMATION

Oliver Press Partners, LLC (“Oliver Press”), together with the other Participants (as defined below), intends to make a preliminary filing with the Securities and Exchange Commission ("SEC") of a proxy statement and accompanying white proxy card to be used to solicit votes for the election of its slate of director nominees at the 2008 annual meeting of stockholders of The Phoenix Companies, Inc., a Delaware corporation (the “Company”).

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

In addition, stockholders may receive without charge a proxy statement, white proxy card and related materials from Oliver Press as soon as they are available. Requests for copies should be directed to MacKenzie Partners, Inc. by calling Toll-Free 800-322-2885 or by email at phoenixproxy@mackenziepartners.com.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are anticipated to be Oliver Press, Oliver Press Investors, LLC ("OPI"), Augustus K. Oliver, Clifford Press, Davenport Partners, L.P. ("Davenport"), JE Partners, L.P. ("JEP"), Oliver Press Master Fund, L.P. ("OPM"), John Clinton and Carl Santillo (collectively, the "Participants"). As of January 25, 2008, Davenport beneficially owned 76,860 shares of common stock of the Company (the “Shares”), JEP beneficially owned 4,908,375 Shares and OPM beneficially owned 702,971 Shares, constituting in the aggregate approximately 4.98% of the outstanding Shares. OPI is the general partner of Davenport, JEP and OPM. Oliver Press is the investment advisor to each of Davenport, JEP and OPM. Augustus K. Oliver and Clifford Press are each managing members of Oliver Press and OPI. By virtue of these relationships, Oliver Press, OPI, and Messrs. Oliver and Press may be deemed to beneficially own the 5,688,206 Shares collectively owned by Davenport, JEP and OPM. Currently, Messrs. Clinton and Santillo each own 10,000 Shares. As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, they are each deemed to beneficially own the 5,688,206 Shares owned by Davenport, JEP and OPM, and together with their 20,000 Shares the aggregate ownership would constitute approximately 4.99% of the outstanding Shares.

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Oliver Press Partners, LLC Raise the Phoenix

Letters to Shareholders

Date	Title

03.10.08	Letter to Phoenix Shareholders (PDF)

PDF files require Adobe Acrobat Reader®

OLIVER PRESS PARTNERS, LLC

OLIVER PRESS PARTNERS, LLC
152 WEST 57TH STREET
46 FLOOR
NEW YORK, NEW YORK 10019
Telephone: (212) 277-5655

March 10, 2008

Dear Fellow Phoenix Companies Shareholder:

          We are writing to you as a shareholder of The Phoenix Companies, Inc. In the next few weeks, you will be receiving materials related to the 2008 Annual Meeting of Phoenix’s shareholders, which has been scheduled to take place on May 2, 2008.

          You may be aware that our investment firm, Oliver Press Partners, LLC, owns nearly 5.7 million shares of The Phoenix Companies and is one of the company’s three largest shareholders. We are leading an initiative to elect three new independent Directors to the Board. Collectively, these nominees have substantial insurance industry expertise and significant stock ownership, so their interests are aligned with yours. They would bring an independent perspective that would help to focus the Board on the best interests of shareholders and policyholders like you.

          We are very concerned about the direction in which Phoenix is heading as discussed in this letter and believe that this year it is particularly important that you vote for the election of new Directors to halt any further decline in the company’s fortunes and to prevent further deterioration in the ratings of Phoenix Life Insurance Company or its affiliates. Oliver Press Partners urges you to take advantage of this opportunity to change the composition of the Board, and believes this change will benefit all shareholders.

HISTORY OF THE PHOENIX COMPANIES

          You may remember that The Phoenix Companies converted from a mutual insurance company to a public company through an Initial Public Offering at $17.50 per share on June 19, 2001. At that time, existing policyholders of the Phoenix Home Life Mutual Insurance Company received 54% of the shares in the company, and new public shareholders purchased the remaining 46%.

PHOENIX COMPANIES SHARES HAVE DECLINED BY 37% SINCE 2001

          Unfortunately, since becoming a public company, the price of Phoenix’s stock has declined substantially. On March 7, 2008, it closed at $10.91 per share, a decline of 37% over the past nearly seven years. During this same general period, the stocks of other life insurance companies that converted from mutual to stock ownership have appreciated handsomely. The following graph shows the performance of other life insurance companies that converted from mutual to stock ownership in this period from the date of the conversion through the present or the date of sale of the company, where applicable.

PHOENIX STOCK UNDERPERFORMS ITS COMPETITIORS

          Not only has Phoenix’s stock price fallen, but the company’s insurance rating has been downgraded on five separate occasions since the IPO by major rating agencies, which affects the security of its policies. As the following graph reveals, the financial strength (“claims paying”) rating is now much lower than it was before the conversion from a mutual to a public stock company.

PHOENIX COMPANIES INSURANCE RATING DOWNGRADED FIVE TIMES

DONA YOUNG’S $49 MILLION CONTRACT FOR A “WALK AWAY” PAYOUT

          While shareholders and policyholders have suffered declining performance and ratings, the management of the company has been generously paid. Phoenix’s 2008 Proxy statement, which you will shortly be receiving from the company, reveals that Chief Executive Officer Dona Young:

†   had her total compensation for 2007 increased to $4.9 million, during a year in which the company’s stock price fell 25.3%.

†   now has a total “walk-away” package of compensation arrangements that would pay her no less than $49 million1 if she left the company after a change of control.

          At The Phoenix Companies, this compensation generosity is not limited to the CEO. This year’s Phoenix Proxy statement reveals that the Board has permitted the “Supplemental” pension plan for senior executives to grow to $141 million. This plan is a direct unfunded liability of the company that ranks ahead of shareholders.

          We believe it is clear that the Board of Directors has failed to exercise effective and responsible oversight on your behalf. Instead, shareholders have been left with losses, policyholders have been left with downgraded ratings for their policies and management has been enriched.

          We believe that The Phoenix Companies needs truly independent Directors who will bring accountability to management. Therefore we are proposing three Directors, Carl Santillo, John Clinton, and Augustus Oliver for election at this year’s annual meeting. These candidates all have significant insurance or financial experience. We believe that, collectively, they have deeper, more substantive industry expertise than the three incumbent Board members that we are seeking to replace, who have all been members of the Board’s Compensation Committee during the period that the compensation packages discussed in this letter were approved.

WE NEED YOU TO VOTE FOR NEW DIRECTORS TO PROTECT YOUR
INVESTMENT AND SAFEGUARD YOUR POLICY

          You might be surprised to learn that the current Board and senior executives of Phoenix —including CEO Dona Young — collectively own barely half of one percent of the stock of the company. In fact, several incumbent directors do not own even a single share of Phoenix stock. The directors that we are proposing have meaningful ownership and interests fully aligned with yours.

          The election of Directors will take place at Phoenix’s Annual Meeting of shareholders on May 2, 2008. This meeting will provide an important opportunity for you to vote for new, independent Directors.

          In the next few weeks, you will receive materials from us showing you how to vote for the new Directors on the WHITE card. Please note that these materials will be separate from the materials you receive from The Phoenix Companies, recommending that you vote for their incumbent directors. We encourage you not to return any Blue card that Phoenix may send to you.

1 Includes Pension, Supplemental Pension, Excess Investment Plan, Deferred Restricted Stock Units, Deferred Dividends, Base Severance, Incentive Severance, 2007 Annual Incentive, 2005-2007 LTIP, 2006-2008 LTIP, 2007-2009 LTIP, Unvested Performance-Contingent RSU’s, Unvested Service-Based RSU’s, Unvested Stock Options, Incremental Non-Qualified Company Match, Non-Qualified Pension Lump Sum, and 280G Tax Gross-Up (for excise taxes on Excess Parachute Payments).

          Remember, the Board of The Phoenix Companies does not appoint its Directors, they must be elected by shareholders. This year you have a real choice, and can vote for new Directors nominated by Oliver Press Partners who are independent and aligned with your interests.

          In order to cast your vote for the new Directors, you can simply complete the WHITE proxy card that you will receive shortly and return it as instructed. In the meanwhile, you can learn more about Phoenix’s performance issues, our proposals to address these issues, and our Board candidates at www.RaiseThePhoenix.com.

          We appreciate your support, and if you need assistance or have any questions, please call our Proxy Solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Sincerely,

Augustus K. Oliver	Clifford Press

          If you have any questions or require assistance in voting your WHITE proxy card, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016

phoenixproxy@mackenziepartners.com

Call Collect: (212) 929-5500
or
Toll Free: (800) 322-2885

ADDITIONAL INFORMATION

Oliver Press Partners, LLC (“Oliver Press”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Oliver Press will prepare and file with the SEC a definitive proxy statement and may file other solicitation materials. THE PHOENIX COMPANIES, INC.’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. Shareholders may also obtain free copies of the proxy statement and other documents filed by Oliver Press in connection with the annual meeting by directing a request to: MacKenzie Partners, Inc. by calling Toll-Free (800) 322-2885 or by e-mail at phoenixproxy@macken-ziepartners.com.

OLIVER PRESS PARTICIPANT INFORMATION

IN ACCORDANCE WITH RULE 14A-12(A)(1)(I) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF SHAREHOLDERS AND THEIR INTERESTS ARE SET FORTH IN THE PRELIMINARY PROXY STATEMENT THAT WAS FILED BY OLIVER PRESS WITH THE SEC.

Oliver Press Partners, LLC

Raise the Phoenix

SEC Filings

Date	Title	Form Type

03.13.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

03.13.08	Non-management revised preliminary proxy soliciting materials,	PRRN14A
contested and otherwise

03.12.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

03.11.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

03.10.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

03.10.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

03.07.08	Non-management preliminary proxy statements	PREN14A

02.07.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

01.28.08	Additional definitive proxy soliciting materials filed by non-	DFAN14A
management and Rule 14(a)(12) material

Oliver Press Partners, LLC

Raise the Phoenix

Contact Us

Oliver Press Partners, LLC	For Investors and Analysts:
Augustus K. Oliver	MacKenzie Partners, Inc.
goliver@oliverpressllc.com	105 Madison Avenue
Clifford Press	New York, NY 10016
cpress@oliverpressllc.com	proxy@mackenziepartners.com
Call Collect: (212) 929-5500
Media	or Toll Free: (800) 322-2885
Stephanie Pillersdorf
(212) 687-8080

Oliver Press Partners, LLC Raise the Phoenix

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Raise the Phoenix

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1. The www.raisethephoenix.com website (the “Site”) is maintained by Oliver Press Partners, LLC (“Oliver Press”). These terms and conditions of use (“Terms of Use”) set forth the terms on which you may use the Site and access the information and materials contained therein (the “Contents”). By using the Site, you agree to these Terms of Use. If you do not agree to these Terms of Use, you are not authorized to use the Site or the Contents in any manner, and you should immediately discontinue any use of the Site or the Contents.

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Oliver Press Partners, LLC

Raise the Phoenix

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This website is for general informational purposes only, and is governed by the Terms of Use. The information contained herein does not have regard to the specific investment objective, financial situation, suitability, or the particular need of any specific person who may view this website, and should not be taken as advice on the merits of any investment decision. The views expressed herein represent the opinions of Oliver Press Partners, LLC (“Oliver Press”), and are based on publicly available information with respect to The Phoenix Companies, Inc. (the “Issuer”). Certain financial information and data used herein have been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) by the Issuer or other companies Oliver Press considers comparable.

Oliver Press has not sought or obtained consent from any third party to use any statements or information indicated in this website as having been obtained or derived from statements made or published by third parties. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or from any third party, is accurate.

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Oliver Press reserves the right to change any of their opinions expressed in this website at any time, as they deem appropriate. Oliver Press disclaims any obligation to update the information contained herein.

Under no circumstances is this website to be used or considered as an offer to sell or a solicitation of an offer to buy any security. Funds and accounts affiliated with Oliver Press currently hold shares of common stock of the Issuer. Oliver Press manages funds and accounts that are in the business of trading – buying and selling – public securities. It is possible that there will be developments in the future that cause Oliver Press from time to time to sell all or a portion of the respective fund’s and/or account’s shares in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares. Oliver Press also reserves the right to take any actions with respect to the investments in the Issuer as it may deem appropriate, including, but not limited to, communicating with management of the Issuer, the board of directors of the Issuer and other investors or conducting a proxy solicitation with respect to the election of persons to the board of directors of the Issuer.

Oliver Press filed a preliminary proxy statement with the SEC. Oliver Press will prepare and file with the SEC a definitive proxy statement and may file other solicitation materials. THE PHOENIX COMPANIES, INC.’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THESE MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. Shareholders may also obtain free copies of the proxy statement and other documents filed by Oliver Press in connection with the annual meeting by directing a request to: MacKenzie Partners, Inc. by calling Toll-Free (800) 322-2885 or by e-mail at phoenixproxy@mackenziepartners.com.

IN ACCORDANCE WITH RULE 14A-12(A)(1)(I) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF SHAREHOLDERS AND THEIR INTERESTS ARE SET FORTH IN THE PRELIMINARY PROXY STATEMENT THAT WAS FILED BY OLIVER PRESS WITH THE SEC.

Oliver Press Partners, LLC

Raise the Phoenix

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